UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 11, 2014

CONTANGO OIL & GAS COMPANY
 (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

           On April 11, 2014, the Company entered into a first amendment (the "First Amendment") to its credit agreement, dated October 1, 2013, (the "Credit Agreement"), among the Company, the lenders party to the Credit Agreement described below (the “Lenders”), Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities therein identified.  The First Amendment makes permanent the existing exclusion of the first $150 million of Debt issued from the automatic 25% reduction in the Borrowing Base.

                The foregoing description of the First Amendment is a summary only and is qualified in its entirety by reference to the First Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet arrangement of a Registrant.

The disclosure set forth above in Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
First Amendment, dated as of April 11, 2014, to the Credit Agreement, dated as of October 1, 2013, among Contango Oil & Gas Company, the guarantor party thereto, the lenders party thereto and Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities therein identified.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: April 15, 2014	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1
First Amendment, dated as of April 11, 2014, to the Credit Agreement, dated as of October 1, 2013, among Contango Oil & Gas Company, the guarantor party thereto, the lenders party thereto and Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities therein identified.

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EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of April 11, 2014 (the “Amendment Effective Date”), is by and among Contango Oil & Gas Company, a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below (the “Lenders”), Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities therein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Credit Agreement, dated as of October 1, 2013, (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions.

Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2. Amendment to the Credit Agreement.

Section 2.08(e) of the Credit Agreement is hereby amended by replacing the proviso in the first sentence of such Section with the following:

“provided that notwithstanding the foregoing, the Borrowing Base shall only be reduced by twenty-five percent (25%) of the amount of such Debt issued in excess of $150,000,000 in the aggregate for all such Debt.”

Section 3. Conditions to Effectiveness.

This Amendment shall become effective as of the Amendment Effective Date when the Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of the Borrower, the Administrative Agent and the Majority Lenders.

Section 4. Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect hereto, no Default, Event of Default or Deficiency shall have occurred and be continuing.

Section 5. Loan Document; Ratification.

(a) This Amendment is a Loan Document.  Each reference to the Credit Agreement in any Loan Document will deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as amended hereby, the Credit Agreement remains in full force and effect and the Borrower hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Credit Agreement as amended hereby.

Section 6. GOVERNING LAW.

THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 7. Severability.

Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 8. Counterparts.

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 9. Successors and Assigns.

Contango Amendment

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This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all of its rights and remedies hereunder, to the benefit of each of them and their respective successors, transferees and assigns.

Section 10. Entire Agreement.

THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

 Contango Amendment

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

CONTANGO OIL & GAS COMPANY

By:	/s/ E. JOSEPH GRADY

Name: E. JOSEPH GRADY

Title: Senior Vice President and
Chief Financial Officer

 -Contango Amendment-

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/RODICA DITKA

Name: RODICA DITKA

Title: Manager, Agency

-Contango Amendment-

LENDER:

ROYAL BANK OF CANADA,

as Lender

By:	/s/MARK LUMPKIN, JR.

Name: MARK LUMPKIN, JR.

Title: Authorised Signatory

-Contango Amendment-

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/MARK A. SERICE

Name: MARK A. SERICE

Title: Senior Vice President

-Contango Amendment-

LENDER:

ROYAL BANK OF SCOTLAND PLC

By:	/s/JAMES L. MOYES

Name: JAMES L. MOYES

Title: Authorised Signatory

-Contango Amendment-

LENDER:

REGIONS BANK

By:	/s/DANIEL G. STEELE

Name: DANIEL G. STEELE

Title: Senior Vice President

-Contango Amendment

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/NANCY MAK

Name: NANCY MAK

Title: Senior Vice President

-Contango Amendment-

LENDER:

COMPASS BANK

By:	/s/UMAR HASSAN

Name: UMAR HASSAN

Title: Vice President

-Contango Amendment

LENDER:

BARCLAYS BANK PLC

By:	/s/MAY HUANG

Name: MAY HUANG

Title: Assistant Vice President

-Contango Amendment

LENDER:

BOKF, NA DBA BANK OF TEXAS

By:	/s/MARI SALAZAR

Name: MARI SALAZAR

Title: Senior Vice President, Energy
Lending

-Contango Amendment-

LENDER:

CADENCE BANK

By:	/s/COLBY KRAMER

Name: COLBY KRAMER

Title: Vice President

-Contango Amendment-

LENDER:

CITIBANK, N.A.

By:	/s/EAMON BAQUI

Name: EAMON BAQUI

Title: Vice President

-Contango Amendment-

LENDER:

IBERIABANK

By:	/s/MONI COLLINS

Name: MONI COLLINS

Title Vice President

-Contango Amendment
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